DEFINED ASSET FUNDSSM
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EQUITY INVESTOR FUND          The objective of this Defined Fund is capital
WESTERN PREMIER               appreciation through investing for a period of
PORTFOLIO                     about two years in a portfolio of common stocks of
(A UNIT INVESTMENT            companies headquartered in seven selected Western
TRUST)                        states, chosen for their potential for growth
------------------------------based on a combination of fundamental and valuation measurements.
                              The value of units will fluctuate with the value of the common stocks in the Portfolio and no assurance can be given that the units will appreciate in value. Current dividend income is not an objective of the Fund.
                              Minimum purchase: $250.

                               -------------------------------------------------
                               THESE SECURITIES HAVE NOT BEEN APPROVED OR
                               DISAPPROVED BY THE SECURITIES AND EXCHANGE
                               COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
                               HAS THE COMMISSION OR ANY STATE SECURITIES
                               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
                               OF THIS DOCUMENT. ANY REPRESENTATION TO THE
                               CONTRARY IS A CRIMINAL OFFENSE.
SPONSORS:                      Inquiries should be directed to the Trustee at
Merrill Lynch,                 1-800-221-7771.
Pierce, Fenner & Smith         Prospectus dated February 5, 1998.
Incorporated                   INVESTORS SHOULD READ THIS PROSPECTUS CAREFULLY
Dean Witter Reynolds Inc.      AND RETAIN IT FOR FUTURE REFERENCE.

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Defined Asset FundsSM
Defined Asset Funds is America's oldest and largest family of unit investment trusts, with over $115 billion sponsored over the last 25 years. Each Defined Asset Fund is a portfolio of preselected securities. The portfolio is divided into 'units' representing equal shares of the underlying assets. Each unit receives an equal share of income and principal distributions.

Defined Asset Funds offer several defined 'distinctives'. You know in advance what you are investing in and that changes in the portfolio are limited - a defined portfolio. Most defined bond funds pay interest monthly - defined income. The portfolio offers a convenient and simple way to invest - simplicity defined.

Your financial professional can help you select a Defined Asset Fund to meet your personal investment objectives. Our size and market presence enable us to offer a wide variety of investments. The Defined Asset Funds family offers:

o Municipal bond portfolios
o Corporate bond portfolios
o Government bond portfolios
o Equity portfolios
o International bond and equity portfolios

The terms of Defined Funds are as short as one year or as long as 30 years. Special defined bond funds are available including: insured funds, double and triple tax-free funds and funds with 'laddered maturities' to help protect against changing interest rates. Defined Asset Funds are offered by prospectus only.
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Defined Western Portfolio
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This Portfolio follows a straightforward strategy: buy the common stocks that meet the criteria described below and hold the stocks for about two years. The Portfolio contains 32 domestic common stocks selected by the Sponsor for capital appreciation. At the end of approximately two years, the Portfolio will be liquidated and a new Portfolio may be selected. The Sponsors reserve the right, however, not to offer a new portfolio.

We selected the 32 common stocks in the Portfolio through the following four-step process. First, we identified companies headquartered in one of the states west of the Mississippi River. Second, in those states, we eliminated those companies with a market capitalization of less than $1 billion. Third, of the remaining issuers we screened for companies with positive growth in earnings per share for each of the last three years and with an expected growth rate of earnings per share of at least 10% over the next fiscal year. Finally, the Agent for the Sponsors reviewed the identified stocks for credit quality, liquidity and other factors and made a final selection of the Portfolio.

Because there is no active management of the Portfolio, the Sponsors anticipate that the Portfolio will remain unchanged over its two-year life despite adverse developments concerning an issuer, an industry or the economy or stock market generally.
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Defining Your Portfolio
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Based upon the principal business of each issuer and current market values, the following industries are represented in the Portfolio:

                                                     APPROXIMATE PORTFOLIO
                                                             PERCENTAGE

/ / Computer & Technology                                        40%

/ / Oil & Gas Related                                            19%

/ / Apparel & Consumer Goods                                      8%
/ / Pharmaceuticals                                               8%
/ / Bank & Financial                                              7%
/ / Wholesale & Retail                                            7%
/ / Telecommunication                                             6%

/ / Services                                                      5%
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Defining Your Risks
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The Portfolio is concentrated in computer and technology stocks. It is also concentrated in stocks of companies headquartered in California (55%) and Texas (32%). (See Risk Factors in Part B.)

The Portfolio is designed for investors who wish to invest in companies headquartered in a geographic region that has been experiencing superior economic growth. There can be no assurance, however, that a company headquartered in a particular region derives a significant part of its business from that region or that this Portfolio will appreciate more than or as much as a Portfolio of stocks with greater geographic diversification.

The Portfolio is not an appropriate investment for those who are unable or unwilling to assume the risk involved generally with an equity investment. It may not be appropriate for investors seeking either preservation of capital or current income.

Unit price fluctuates with the value of the Portfolio, and the value of the Portfolio could be affected by changes in the financial condition of the issuers, changes in the various industries represented in the Portfolio, movements in stock prices generally, the impact of purchase and sale of securities for the Portfolio (especially during the primary offering period of units and during the rollover period, if any) and other factors. Additionally, equity markets have been at historically high levels and no assurance can be given that these levels will continue.

Unlike a mutual fund, the Portfolio is not actively managed and the Sponsors receive no management fee. Therefore, any adverse financial condition of an issuer or any market movement in the price of a security will not require the sale of securities from the Portfolio and the Portfolio may continue to purchase or hold securities originally selected even though the assessment of their quality may have changed.

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Defining Your Investment
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PUBLIC OFFERING PRICE PER 1,000 UNITS                  $1,000.00

The Public Offering Price as of February 4, 1998, the business day prior to the initial date of deposit is based on the aggregate value of the underlying securities ($289,506.25) and any cash held to purchase securities, divided by the number of units outstanding (292,430) times 1,000, plus the initial sales charge. The Public Offering Price on any subsequent date will vary. The underlying securities are valued by the Trustee on the basis of their closing sale prices at 4:00 p.m. Eastern time on every business day.

SALES CHARGES

The total sales charge for this investment combines an initial up-front sales charge and an annual deferred sales charge that will be deducted from the net asset value of the Portfolio in seven monthly payments each year of the Portfolio. If you redeem or exchange your units prior to March 1, 1999, you will not pay the deferred sales charge for the second year.

EXCHANGE OPTION

You may exchange your units of this Portfolio for units of any Select or Focus Series any time prior to termination of this Portfolio. If you continue to hold your units, when this Portfolio is about to be liquidated you may have the option to roll your proceeds into the next Series, if one is available. If you notify your financial professional by February 4, 2000, your units will be redeemed and your proceeds will be reinvested in units of the next Portfolio, if available. If you decide not to roll over your proceeds, you will receive a cash distribution after termination. Of course you can sell or redeem your Units at any time prior to termination.

ANNUAL INCOME DISTRIBUTIONS

You will receive distributions of any dividend income, net of expenses, on the 25th day of December 1998 and December 1999, if you own Units on the 10th of those months.

In order to meet certain tax requirements, a special distribution of income including capital gains may be declared for investors of record as of a date in December, which special distribution will generally be paid after the end of the year.

REINVESTMENT OPTION

You can elect to automatically reinvest your distributions into additional units of the Portfolio subject only to the deferred sales charge remaining at the time of reinvestment. Reinvesting helps to compound your income for a greater total return.

TAXES

Distributions that are taxable as ordinary income to investors will constitute dividends for Federal income tax purposes and may, subject to certain limitations, be eligible for the dividends-received deduction for certain corporations (see Taxes in Part B).

Investors who are individuals and have held their units for more than 18 months may be entitled to a 20% maximum federal tax rate for gains from the sale of these units. Certain dividends from the Portfolio may be designated as either 20% or 28% distributions, which individual investors may be entitled to treat as long-term gain in the 20% or 28% groups respectively.

Foreign investors should be aware that distributions will generally be subject to information reporting and withholding taxes. (See Taxes in Part B.)

TERMINATION DATE

The Portfolio will terminate by March 3, 2000. The final distribution will be made within a reasonable time afterward. The Portfolio may be terminated earlier if its value is less than 40% of the value of the securities when deposited.

SPONSORS' PROFIT OR LOSS

The Sponsors' profit or loss from the Portfolio will include the receipt of applicable sales charges, fluctuations in the Public Offering Price or secondary market price of units, a loss of $206.25 on the initial deposit of the securities and a gain or loss on subsequent deposits of securities (see Sponsors' and Underwriters' Portfolio in Part B).

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Defining Your Costs
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SALES CHARGE

You will pay an initial sales charge of about 1.0%. In addition, seven monthly deferred sales charges of $2.50 per 1,000 units ($17.50 annually) will be deducted from the Portfolio's net asset value each year of the Portfolio's two-year life (July 1, 1998 through January 1, 1999 and March 1, 1999 through September 1, 1999). This deferred method of payment keeps more of your money invested over a longer period of time. The sales charge is reduced on purchases of $50,000 or more as shown in Part B. If you exchange units of this Portfolio for units of a Select or Focus Series or roll the proceeds of your investment into a new portfolio, you will not be subject to the 1.0% initial charge. (See How To Buy Units--Public Offering Price.)

Although this is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay. On a $1,000 investment for 1,000 Units, you will pay the following charges:

                                                         As a %
                                                  of Initial Public
                                                  Offering Price
                                                  -----------------
Initial Sales Charge                                       1.00%
Deferred Sales Charge per Year                             1.75%
Maximum Sales Charge                                       4.50%
Maximum Sales Charge Imposed on Reinvested
  Dividends                                                2.00%

ESTIMATED ANNUAL PORTFOLIO OPERATING EXPENSES

                                        As a %       Amount per
                                  of Net Assets     1,000 Units
                                  ---------------  --------------
Trustee's Fee                             .091%      $     0.90
Portfolio Supervision,
  Bookkeeping and Administrative
  Fees                                    .046%      $     0.45
Organizational Expenses                   .143%      $     1.42
Other Operating Expenses                  .042%      $     0.42
                                  ---------------  --------------
TOTAL                                     .322%      $     3.19

These estimates do not include the costs of purchasing and selling the underlying Strategy Stocks.

Investors will bear all or a portion of the Portfolio's organizational costs--including costs of preparing the registration statement, the trust indenture and other closing documents, registering units with the SEC and the states and the initial audit of the Portfolio--as is common for mutual funds.

COSTS OVER TIME

You would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on the investment throughout the indicated periods and redemption at the end of the period:

 1 Year     3 Years    5 Years    10 Years
   $31        $75       $121        $250

Although the Portfolio has a term of only two years and is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees, assuming the investment is rolled over into a new Portfolio subject only to the deferred sales charge and Portfolio expenses.

The example assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations applicable to mutual funds. For purposes of the example, the deferred sales charge imposed on reinvestment of dividends is not reflected until the year following payment of the dividend; the cumulative expenses would be higher if sales charges on reinvested dividends were reflected in the year of reinvestment.

Reductions to the repurchase and cash redemption prices in the secondary market to recoup the costs of liquidating securities to meet redemption (described below) have not been reflected. The example should not be considered a representation of past or future expenses or annual rates of return; the actual expenses and annual rates of return may be more or less than the example.

REDEEMING OR SELLING YOUR INVESTMENT

You may redeem or sell your units at any time prior to the termination of the Portfolio. Your price will be based on the then current net asset value. The redemption and secondary market repurchase price as of February 4, 1998 was $972.50 per 1,000 units ($27.50 per 1,000 units less than the Public Offering Price). This price reflects deductions of the annual deferred sales charge which declines over each year of the Portfolio ($17.50 initially). If you sell your units before January 1, 1999, you will pay only the balance of any deferred sales charge remaining for the first year. If you redeem or sell your units on or after March 1, 1999, you will pay the remaining balance of the deferred sales charge for the second year. After the initial offering period, the repurchase and cash redemption prices for units may be reduced to reflect the estimated costs of liquidating securities to meet the redemption, currently estimated at $0.80 per 1,000 units. If you reinvest in a new Portfolio, you will pay your share of any brokerage commissions on the sale of underlying securities when your units are liquidated during the rollover.

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                               Defined Portfolio
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Equity Investor Fund
Western Premier Portfolio                                       February 5, 1998
Defined Asset Funds


                                                                                                      PRICE
                                                                                                    PER SHARE
                                        TICKER         NUMBER OF SHARES           PERCENTAGE       TO PORTFO-         COST
NAME OF ISSUER                          SYMBOL          OF COMMON STOCK        OF PORTFOLIO (1)        LIO      TO PORTFOLIO (2)
---------------------------------------------------------------------------------------------------------------------------------

1. AirTouch Communications, Inc.          ATI                    400                    6.05%          43.7500   $     17,500.00
2. ALZA Corporation                       AZA                    300                    3.81           36.7500         11,025.00
3. American General Corporation           AGC                    100                    1.97           57.0625          5,706.25
4. Avery Dennison Corporation             AVY                    100                    1.63           47.1875          4,718.75
5. BankAmerica Corporation                BAC                    100                    2.47           71.5625          7,156.25
6. BMC Software, Inc.                    BMCS                    200                    4.84           70.1250         14,025.00
7. Callaway Golf Company                  ELY                    100                    0.96           27.8125          2,781.25
8. Camco International, Inc.              CAM                    200                    4.11           59.5000         11,900.00
9. Cisco Systems Inc.                    CSCO                    300                    6.69           64.5625         19,368.75
10. The Clorox Company                    CLX                    100                    2.71           78.5000          7,850.00
11. The Coastal Corporation               CGP                    100                    2.05           59.2500          5,925.00
12. Dell Computer Corporation            DELL                    200                    7.44          107.6250         21,525.00
13. ENSCO International
    Incorporated                          ESV                    200                    2.10           30.4375          6,087.50
14. Franklin Resources, Inc.              BEN                    100                    1.66           48.0000          4,800.00
15. Gap, Inc.                             GPS                    100                    1.41           40.9375          4,093.75
16. Halliburton Company                   HAL                    200                    3.30           47.7500          9,550.00
17. Intel Corporation                    INTC                    100                    3.02           87.5625          8,756.25
18. Mattel, Inc.                          MAT                    100                    1.45           42.0625          4,206.25
19. Microchip Technology, Inc.           MCHP                    300                    2.81           27.1250          8,137.50
20. Microsoft Corporation                MSFT                    100                    5.42          156.8125         15,681.25
21. Nike, Inc.                            NKE                    100                    1.46           42.1875          4,218.75
22. Oracle Corporation                   ORCL                    600                    5.06           24.4375         14,662.50
23. Safeway Inc.                          SWY                    100                    2.35           68.0625          6,806.25
24. Service Corporation
    International                         SRV                    300                    3.81           36.8125         11,043.75
25. Solectron Corporation                 SLR                    300                    4.66           44.9375         13,481.25
26. Southwest Airlines Company            LUV                    100                    0.96           27.7500          2,775.00
27. SunAmerica Inc.                       SAI                    100                    1.39           40.1875          4,018.75
28. Sysco Corporation                     SYY                    100                    1.62           47.0000          4,700.00
29. Tidewater, Inc.                       TDW                    100                    1.50           43.3750          4,337.50
30. Varco International, Inc.             VRC                    700                    5.76           23.8125         16,668.75
31. Wal-Mart Stores, Inc.                 WMT                    100                    1.49           43.1875          4,318.75
32. Watson Pharmaceuticals, Inc.          WPI                    300                    4.04           38.9375         11,681.25
                                                                             --------------------               -----------------
                                                                                      100.00%                    $    289,506.25
                                                                             --------------------               -----------------
                                                                             --------------------               -----------------

------------------------------------

(1) Based on Cost to Portfolio.

(2) Valuation by the Trustee made on the basis of closing sale prices at the evaluation time on February 4, 1998, the business day prior to the initial date of deposit. The value of the Securities on any subsequent business day will vary.

                      ------------------------------------

The securities were acquired on February 4, 1998 and are represented entirely by contracts to purchase the securities. Any of the Sponsors may have acted as underwriters, managers or co-managers of a public offering of the securities in this Portfolio during the last three years. Affiliates of the Sponsors may serve as specialists in the securities in this Portfolio on one or more stock exchanges and may have a long or short position in any of these securities or in options on any of them, and may be on the opposite side of public orders executed on the floor of an exchange where the securities are listed. An officer, director or employee of any of the Sponsors may be an officer or director of one or more of the issuers of the securities in the Portfolio. A Sponsor may trade for its own account as an odd-lot dealer, market maker, block positioner and/or arbitrageur in any of the securities or in options on them. Any Sponsor, its affiliates, directors, elected officers and employee benefits programs may have either a long or short position in any securities or in options on them.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Sponsors, Trustee and Holders of Equity Investor Fund, Western Premier Portfolio, Defined Asset Funds (the 'Portfolio'):

We have audited the accompanying statement of condition and the related defined portfolio included in the prospectus of the Portfolio as of February 5, 1998. This financial statement is the responsibility of the Trustee. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of an irrevocable letter of credit deposited for the purchase of securities, as described in the statement of condition, with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Portfolio as of February 5, 1998 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, N.Y.
February 5, 1998

                 STATEMENT OF CONDITION AS OF FEBRUARY 5, 1998

TRUST PROPERTY


Investments--Contracts to purchase Securities(1).........$         289,506.25
Organizational Costs(2)..................................           71,000.00
                                                         --------------------
           Total.........................................$         360,506.25
                                                         --------------------
                                                         --------------------
LIABILITY AND INTEREST OF HOLDERS
     Accrued Liability(2)................................$          71,000.00
                                                         --------------------
     Subtotal                                                       71,000.00
                                                         --------------------
Interest of Holders of 292,430 Units of fractional
  undivided interest outstanding:(3)
  Cost to investors(4)...................................$         292,430.00
  Gross underwriting commissions(5)......................           (2,923.75)
                                                         --------------------
     Subtotal                                                      289,506.25
                                                         --------------------
           Total.........................................$         360,506.25
                                                         --------------------
                                                         --------------------
---------------

          (1) Aggregate cost to the Portfolio of the securities listed under Defined Portfolio determined by the Trustee at 4:00 p.m., Eastern time on February 4, 1998. The contracts to purchase securities are collateralized by an irrevocable letter of credit which has been issued by DBS Bank, New York Branch, in the amount of $289,712.50 and deposited with the Trustee. The amount of the letter of credit includes $289,506.25 for the purchase of securities.

          (2) This represents a portion of the Portfolio's organizational costs which will be deferred and amortized over the life of the Portfolio. Organizational costs have been estimated based on projected total assets of $50 million. To the extent the Portfolio is larger or smaller, amounts may vary.

          (3) Because the value of securities at the evaluation time on the Initial Date of Deposit may differ from the amounts shown in this statement of condition, the number of Units offered on the Initial Date of Deposit will be adjusted from the initial number of Units to maintain the $1,000 per 1,000 Units offering price only for that day. The Public Offering Price on any subsequent business day will vary.

          (4) Aggregate public offering price computed on the basis of the value of the underlying securities at 4:00 p.m., Eastern time on February 4, 1998.

          (5) Assumes the maximum initial sales charge per 1,000 units of 1.00% of the Public Offering Price. A deferred sales charge of $17.50 per 1,000 Units is payable each year ($2.50 per 1,000 Units monthly July 1, 1998-January 1, 1999 and March 1, 1999-September 1, 1999). Distributions will be made to an account maintained by the Trustee from which the deferred sales charge obligation of the investors to the Sponsors will be satisfied. If units are redeemed prior to March 1, 1999, or between March 1, 1999 and September 1, 1999, the remaining portion of the distribution applicable to such units will be transferred to such account on the redemption date.

                             DEFINED ASSET FUNDSSM
                               PROSPECTUS--PART B
                              EQUITY INVESTOR FUND
                           WESTERN PREMIER PORTFOLIO
             FURTHER INFORMATION REGARDING THE FUND MAY BE OBTAINED
     WITHIN FIVE DAYS OF WRITING OR CALLING THE TRUSTEE AT THE ADDRESS AND
        TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THIS PROSPECTUS.

                                     Index


                                                          PAGE
                                                        ---------
Portfolio Description.................................          1
Risk Factors..........................................          2
How to Buy Units......................................          3
How to Redeem or Sell Units...........................          5
Exchange Option.......................................          6
Income, Distributions and Reinvestment................          7
                                                          PAGE
                                                        ---------
Portfolio Expenses....................................          8
Taxes.................................................          8
Records and Reports...................................         10
Trust Indenture.......................................         11
Miscellaneous.........................................         11
Supplemental Information..............................         13


PORTFOLIO DESCRIPTION

THE STRATEGY

     The Portfolio seeks capital appreciation by acquiring and holding for about two years certain common stocks of companies headquartered in one of the states west of the Mississippi River and chosen through the selection criteria described in Part A. Each of these companies has extensive operations over a broad area and often internationally as well. Advertising and sales literature may contain brief descriptions of the businesses of each company in the Portfolio and Defined Asset Funds Research's opinion of the company. The Western region has experienced rapid economic growth, and population, especially in California, is projected to increase dramatically. The Portfolio will terminate in about two years, when investors may choose to either receive the distribution in cash or reinvest in the next Series (if available) at a reduced sales charge. There can be no assurance that current dividend rates on the Stocks will be maintained or that any dividends will be declared or paid in the future on the Securities. Current income is not an objective of the Portfolio.

     The Portfolio contains the common stocks selected through the process described in Part A. No leverage or borrowing is used nor does the Portfolio contain other kinds of securities to enhance yield.

     Investors should be aware that the Portfolio may not be able to buy each Security at the same time because of availability of the Security, any restrictions applicable to the Portfolio relating to the purchase of the Security by reason of the federal securities laws or otherwise. Any monies allocated to the purchase of a Security will generally be held for the purchase of the Security.

     The deposit of the Securities in the Portfolio on the initial date of deposit established a proportionate relationship among the number of shares of each Security. During the 90-day period following the initial date of deposit the Sponsors may deposit additional Securities in order to create new Units, maintaining to the extent practicable that original proportionate relationship. Deposits of additional Securities subsequent to the 90-day period must generally replicate exactly the proportionate relationship among the number of shares of each Security at the end of the initial 90-day period. The ability to acquire each Security at the same time will generally depend upon the Security's availability and any restrictions on the purchase of that Security under the federal securities laws or otherwise.

     Additional Units may also be created by the deposit of cash (including a letter of credit) with instructions to purchase additional Securities. This practice could cause both existing and new investors to experience a dilution of their investments and a reduction in their anticipated income because of price fluctuations in the Securities between the time of the cash deposit and the actual purchase of the additional Securities and because the associated brokerage fees will be an expense of the Portfolio. To minimize the risk of price fluctuations when purchasing Securities, the Portfolio will try to purchase Securities as close to the Evaluation Time or at prices as close to the evaluated prices as possible. The Portfolio may also enter into program trades with unaffiliated broker/dealers, which may have the effect of increasing brokerage commissions while reducing market risk. Portfolio investors may benefit from reduced commissions and institutional prices available to the Portfolio.

     Because each Defined Asset Fund is a preselected portfolio, you know the securities before you invest. Of course, the Portfolio will change somewhat over time, as Securities are purchased upon creation of additional Units, as securities are sold to meet Unit redemptions or in other limited circumstances.

PORTFOLIO SUPERVISION

     The Portfolio follows a buy and hold investment strategy that buys stocks and generally holds them for two years, in contrast to the frequent portfolio changes of a managed fund based on economic, financial and market analyses. In the event a public tender offer is made for a Security or a merger or acquisition is announced affecting a Security, the Sponsor may instruct the Trustee to tender or sell the Security in the open market when in its opinion it is in the best interests of investors to do so. While the Portfolio is not actively managed, the Portfolio is regularly reviewed and evaluated and Securities may be sold in the case of adverse developments concerning a Security, including the adverse financial condition of the issuer, the institution of legal proceedings against the issuer, or a decline in the price or the occurrence of other market or credit factors that might make retention of the Security detrimental to the interest of investors or if the disposition of these Securities is necessary in order to enable the Portfolio to make distributions of the Portfolio's capital gain net income or desirable in order to maintain the qualification of the Portfolio as a regulated investment company under the Internal Revenue Code. Securities can also be sold to meet redemption of Units. In selling Securities the Portfolio will attempt to minimize any current tax liability for current investors. The Sponsor is also authorized to direct the reinvestment of the proceeds of the sale of Securities, as well as moneys held to cover the purchase of Securities pursuant to contracts which have failed, in additional Securities, including U.S. Treasury Securities. The Portfolio may continue to hold a Security and purchase additional shares even though the research analyst's opinion or the assessment of a Security or sector may have changed or subsequent to the initial date of deposit a Security may no longer satisfy the Portfolio's selection criteria.

RISK FACTORS

     An investment in the Portfolio entails certain risks, including the risk that the value of your investment will decline if the financial condition of the issuers of the Securities becomes impaired or if the general condition of the stock market worsens. The rights of holders of common stocks to receive payments from the issuer are generally inferior to the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Moreover, because common stocks do not represent an obligation of the issuer they do not offer any assurance of income or provide the degree of protection of capital provided by debt securities. Common stocks in general are susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. Equity markets can be affected by unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The Sponsors cannot predict the direction or scope of any of these factors. Additionally, equity markets have been at historically high levels and no assurance can be given that these levels will continue. There can be no assurance that the Portfolio will be effective in achieving its objective over the life of the Portfolio or that any future portfolios selected through this process during consecutive two-year periods will meet their objectives. The Portfolio is not designed to be a complete investment program.

COMPUTER AND TECHNOLOGY STOCKS

     The Fund is concentrated in stocks of issuers that manufacture semiconductors, electronic components, software, integrated systems and other related products. These kinds of companies are rapidly developing and highly competitive, both domestically and internationally, and tend to be relatively volatile as compared to other types of investments. Certain of these companies may be smaller and less seasoned companies with limited product lines, markets or financial resources and limited management or marketing personnel. These companies are characterized by a high degree of investment to maintain competitiveness and are affected by worldwide scientific and technological developments (and resulting product obsolescence) as well as government regulation, increase in material or labor costs, changes in distribution channels and the need to manage inventory levels in line with product demand. Other risk factors include short product life cycles, aggressive pricing and reduced profit margins, dramatic and often unpredictable changes in growth rates, frequent new product introduction, the need to enhance existing products, intense competition from large established companies and potential competition from small start up companies. These companies are also dependent to a substantial degree upon skilled professional and technical personnel and there is considerable competition for the services of qualified personnel in the industry.

LITIGATION AND LEGISLATION

     The Sponsors do not know of any pending litigation as of the initial date of deposit that might reasonably be expected to have a material adverse effect on the Portfolio, although pending litigation may have a material adverse effect on the value of Securities in the Portfolio. In addition, at any time after the initial date of deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, affecting the Securities in the Portfolio or the issuers of the Securities. Changing approaches to regulation may have a negative impact on certain companies represented in the Portfolio. There can be no assurance that future litigation, legislation, regulation or deregulation will not have a material adverse effect on the Portfolio or will not impair the ability of the issuers of the Securities to achieve their business goals. From time to time Congress considers proposals to reduce the rate of the dividends-received deduction. This type of legislation, if enacted into law, would adversely affect the after-tax return to investors who can take advantage of the deduction. See Taxes.

LIFE OF THE PORTFOLIO; TERMINATION

     The size and composition of the Portfolio will be affected by the level of redemptions of Units that may occur from time to time. Principally, this will depend upon the number of investors seeking to sell or redeem their Units or participating in a rollover. The Portfolio will be terminated no later than the mandatory termination date specified in Part A of the Prospectus. It will terminate earlier upon the disposition of the last Security or upon the consent of investors holding 51% of the Units. The Portfolio may also be terminated earlier by the Sponsors once its total assets have fallen below the minimum value specified in Part A of the Prospectus. A decision by the Sponsors to terminate the Portfolio early, which will likely be made following the rollover, will be based on factors such as the size of the Portfolio relative to its original size, the ratio of Portfolio expenses to income, and the cost of maintaining a current prospectus.

     Notice of impending termination will be provided to investors and thereafter units will no longer be redeemable. On or shortly before termination, the Trustee will seek to dispose of any Securities remaining in the Portfolio although any Security unable to be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final disposition. A proportional share of the expenses associated with termination, including brokerage costs in disposing of Securities, will be borne by investors remaining at that time. This may have the effect of reducing the amount of proceeds those investors are to receive in any final distribution.

HOW TO BUY UNITS

     Units are available from any of the Sponsors at the Public Offering Price. The Public Offering Price varies each Business Day with changes in the value of the Portfolio and other assets and liabilities of the Portfolio.

PUBLIC OFFERING PRICE

     Units are charged a combination of Initial and Deferred Sales Charges which will aggregate 2.75% of the public offering price for the first year ($17.50 Deferred Sales Charge plus an Initial Sales Charge of about 1.0%, totaling 2.75% of the public offering price) and approximately 1.75% for the second year. Because the annual Deferred Sales Charge is $17.50 per 1,000 Units in the second year regardless of the price you pay, the maximum sales charges expressed as a percentage of the public offering price will vary with the price you pay. For example, if you buy 1,000 Units for $1,050 (including an initial sales charge of $11.38) and hold the Units until termination, you will pay a total sales charge of $46.38 or 4.42% of the acquisition price on those Units. At an acquisition price of $950 (including an initial sales charge of $8.63), you would pay a total sales charge of $43.63 or 4.59% of the acquisition price.

     For quantity purchases of units by an investor and the investor's spouse and minor children, or by a single trust estate or fiduciary account, made on a single day, the following percentages will apply (assuming a $1,000 public offering price for 1,000 Units):

                                                             SALES CHARGES IN FIRST YEAR         CUMULATIVE SALES
                                                                           DEALER CONCESSION            CHARGES
                            -------------------------------------------------------------------
                                                                                 AS % OF
                                                                         PUBLIC OFFERING
                                                                                   PRICE         -------------------
                              AS % OF PUBLIC           AS % OF NET      -----------------------  AS % OF PUBLIC
AMOUNT PURCHASED              OFFERING PRICE         AMOUNT INVESTED                             OFFERING PRICE
--------------------------  -----------------------  -----------------                           -------------------

Less than $50,000                       2.75%                2.778%                 2.00%                  4.50%
$50,000 to $99,999                      2.50                 2.519                  1.80                   4.25
$100,000 to $249,999                    2.00                 2.005                  1.45                   3.75
$250,000 to $999,999                    1.75                 1.750                  1.25                   3.50
$1,000,000 or more                      1.00                 1.000                   .50                   2.75

                             AS % OF PUBLIC
AMOUNT PURCHASED             OFFERING PRICE
--------------------------  ---------------------

Less than $50,000                     4.712%
$50,000 to $99,999                    4.439
$100,000 to $249,999                  3.896
$250,000 to $999,999                  3.627
$1,000,000 or more                    2.828

     The annual Deferred Sales Charge is a charge of $17.50 per 1,000 units and is accrued in seven monthly installments each year of the Portfolio, in the months indicated in part A of this Prospectus. Units redeemed or repurchased prior to the accrual of the final Deferred Sales Charge installment in the first or second year will have the amount of any remaining installments deducted from the redemption or repurchase proceeds or deducted in calculating an in-kind redemption, although this deduction will be waived in the event of the death or disability (as defined in the Internal Revenue Code) of an investor.

     It is anticipated that Securities will not be sold to pay the Deferred Sales Charge until after the date of the last installment in each year of the Portfolio. Investors will be at risk for market price fluctuations in the Securities from the several installment accrual dates to the dates of actual sale of Securities to satisfy this liability. In selling Securities the Portfolio will attempt to minimize any current tax liability for current investors.

     Selling dealers will be entitled to the concession stated in the table above on Units sold or redeemed during the first year. On Units held in the second year of the Portfolio, the selling dealer will be entitled to an additional concession of $11 per 1,000 Units ($5 per 1,000 Units for purchases of $1 million or more). Employees of certain Sponsors and Sponsor affiliates and non-employee directors of certain of the Sponsors may purchase Units at a reduced sales charge.

     Commercial banks and their securities broker subsidiaries that have agreements with the Sponsors may make Units available to their customers as their agents. A portion of the sales charge (equal to the dealer commission referred to above) will be retained or remitted to the banks. Under the Glass-Steagall Act, banks are prohibited from underwriting Units; however, the Glass-Steagall Act permits banks to act as agents of their customers on a disclosed basis and federal banking regulations have approved similar arrangements. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed above and banks and financial institutions may be required to register as dealers pursuant to state law.

EVALUATIONS

     Evaluations are determined by the Trustee on each Business Day. This excludes Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If the Securities are listed on a national securities exchange or the Nasdaq National Market, evaluations are generally based on closing sales prices on that exchange or that system (unless the Trustee deems these prices inappropriate) or, if closing sales prices are not available, at the mean between the closing bid and offer prices. If the Securities are not listed or if listed but the principal market is elsewhere, the evaluation is generally determined based on sales prices of the Securities on the over-the-counter market or, if sales prices in that market are not available, on the basis of the mean between current bid and offer prices for the Securities or for comparable securities or by appraisal or by any combination of these methods. Neither the Sponsors nor the Trustee guarantee the enforceability, marketability or price of any Securities.

NO CERTIFICATES

     All investors are required to hold their Units in uncertifcated form and in 'street name' by their broker, dealer or financial institution at the Depository Trust Company ('DTC').

HOW TO REDEEM OR SELL UNITS

     You can redeem your Units at any time for net asset value. In addition, the Sponsors have maintained an uninterrupted secondary market for Units for over 20 years and will ordinarily buy back Units at net asset value. The following describes these two methods to redeem or sell Units in greater detail.

REDEEMING UNITS

     You can always redeem your Units for net asset value. This can be done by contacting your broker, dealer or financial institution that holds your Units in street name. In certain instances, additional documents may be required such as a trust instrument, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

     Within seven days after the receipt of your request (and any necessary documents), a check will be mailed to you in an amount equal to the net asset value of your Units. Because of the sales charge, market movements or changes in the Portfolio, net asset value at the time you redeem your Units may be greater or less than the original cost of your Units. Net asset value is calculated each Business Day by adding the value of the Securities, declared but unpaid dividends on the Securities, cash and the value of any other Portfolio assets; deducting unpaid taxes or other governmental charges, accrued but unpaid Portfolio expenses and any remaining Deferred Sales Charges, unreimbursed Trustee advances, cash held to redeem Units or for distribution to investors and the value of any other Portfolio liabilities; and dividing the result by the number of outstanding Units. After the initial offering period, net asset value will be reduced to reflect the cost to the Portfolio of liquidating Securities to pay the redemption price.

     As long as the Sponsors are maintaining a secondary market for Units (as described below), the Trustee will not actually redeem your Units but will sell them to the Sponsors for net asset value. If the Sponsors are not maintaining a secondary market, the Trustee will redeem your Units for net asset value or will sell your Units in the over-the-counter market if the Trustee believes it will obtain a higher net price for your Units. If the Trustee is able to sell the Units for a net price higher than net asset value, you will receive the net proceeds of the sale.

     If cash is not available in the Portfolio's Income and Capital Accounts to pay redemptions, the Trustee may sell Securities selected by the Agent for the Sponsors based on market and credit factors determined to be in the best interest of the Portfolio. These sales are often made at times when the Securities would not otherwise be sold and may result in lower prices than might be realized otherwise and may also reduce the size and diversity of the Portfolio. If Securities are being sold during a time when additional Units are being created by the purchase of additional Securities (as described under Portfolio Description--The Strategy), Securities will be sold in a manner designed to maintain, to the extent practicable, the proportionate relationship among the number of shares of each Security in the Portfolio.

     Any investor owning Units representing Securities with a value of at least $250,000 who redeems those Units prior to the rollover notification date indicated in Part A of the Prospectus may, in lieu of cash redemption, request distribution in kind of an amount and value of Securities per Unit equal to the otherwise applicable Redemption Price per Unit. Generally, whole shares of each Security together with cash from the Capital Account equal to any fractional shares to which the investor would be entitled (less any Deferred Sales Charge payable) will be paid over to a distribution agent and either held for the account of the investor or disposed of in accordance with instructions of the investor. Any brokerage commissions on sales of Securities in connection with in-kind redemptions will be borne by the redeeming investors. The in-kind redemption option is subject to all applicable legal restrictions and may be terminated by the Sponsors at any time upon prior notice to investors.

     Redemptions may be suspended or payment postponed (i) if the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making disposal or evaluation of the Securities not reasonably practicable or (iii) for any other period permitted by SEC order.

SPONSORS' SECONDARY MARKET FOR UNITS

     The Sponsors, while not obligated to do so, will buy back Units at net asset value without any other fee or charge as long as they are maintaining a secondary market for Units. Because of the sales charge, market movements or changes in the portfolio, net asset value at the time you sell your Units may be greater or less than the original cost of your Units. The Sponsors may resell the Units to other buyers or redeem the Units by tendering them to the Trustee. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices for Units.

     The Sponsors may discontinue the secondary market for Units without prior notice if the supply of Units exceeds demand or for other business reasons. Regardless of whether the Sponsors maintain a secondary market, you have the right to redeem your Units for net asset value with the Trustee at any time, as described above.

EXCHANGE OPTION

     You may exchange Units for units of Select or Focus Portfolios and certain selected other Series of Equity Investor Fund, subject only to the Deferred Sales Charge on the units received. Holders of units of any Select or Focus Portfolio and certain selected other Series of Equity Investor Fund, of any other Defined Asset Fund with a regular maximum sales charge of at least 3.50%, or of any unaffiliated unit trust with a regular maximum sales charge of at least 3.0%, may exchange those units for Units of this Portfolio at their relative net asset values, subject only to the Deferred Sales Charge on the Units.

     To make an exchange, you should contact your financial professional to find out what exchange funds are available and to obtain a prospectus. You may acquire units of only those exchange funds in which the Sponsors are maintaining a secondary market and which are lawfully for sale in the state where you reside. An exchange is a taxable event normally requiring recognition of any gain or loss on the units exchanged. However, the Internal Revenue Service may seek to disallow a loss if the portfolio of the units acquired is not materially different from the portfolio of the units exchanged; you should consult your own tax adviser. If the proceeds of units exchanged are insufficient to acquire a whole number of exchange fund units, you may pay the difference in cash (not exceeding the price of a single unit acquired).

     As the Sponsors are not obligated to maintain a secondary market in any series or to offer successor portfolios, there can be no assurance that units of a desired series will be available for exchange. The Exchange Option may be amended or terminated at any time without notice.

ROLLOVER

     In lieu of redeeming Units or receiving liquidation proceeds upon the termination of the Portfolio, investors who hold their units with one of the Sponsors may elect, by contacting their financial adviser prior to the rollover notification date indicated in Part A, to apply their proportional interest in the Securities and other assets of the Portfolio toward the purchase of units of a new Portfolio (if available). It is expected that the terms of any new Portfolio, including the exchange and rollover features, will be substantially the same as those of this Portfolio.

     A rollover of your units is accomplished by the in-kind redemption of Units followed by the sale of the underlying Securities by a distribution agent on behalf of participating investors and the reinvestment of the sale proceeds (net of brokerage fees, governmental charges and other sale expenses) in units of the new portfolio at their net asset value.

     The Sponsors intend to sell the distributed Securities, on behalf of the distribution agent, as quickly as practicable and then to create units of the new portfolio as quickly as possible, subject in both cases to the Sponsors' sensitivity that the concentrated sale and purchase of large volumes of securities may affect market prices in a manner adverse to the interest of investors. Accordingly, the Sponsors may, in their sole discretion, undertake a more gradual sale of the distributed Securities and a more gradual creation of units of the new portfolio to help mitigate any negative market price consequences caused by this large volume of securities trades. In order to minimize potential losses caused by market movement during the rollover period, the Sponsors may enter into program trades, which might increase brokerage commissions payable by investors. There can be no assurance, however, that any trading procedures will be successful or might not result in less advantageous prices. Pending the investment of rollover proceeds in the securities to comprise the new portfolio, those moneys may be uninvested for up to several days. For any Securities in the Portfolio that will also be in the new Portfolio, a direct sale of those securities between the two funds is now permitted pursuant to an SEC exemptive order. These sales will be effected at the securities' closing sales prices on the exchanges where they are principally traded, free of any brokerage costs.

     By participating in the rollover you may realize taxable capital gain on the rollover but may not be entitled to a deduction for capital loss recognized on the rollover. Because of the rollover procedures, you will not receive a cash distribution with which to pay the taxes on any such capital gain. You should consult your own tax advisers in this regard. Investors who do not participate will continue to hold their Units until the termination of the Portfolio; however, depending upon the extent of participation in the rollover, the aggregate size of the Portfolio may be sharply reduced resulting in a significant increase in per Unit expenses.

     The Sponsors may, in their sole discretion and without penalty or liability to investors, decide not to sponsor a new Series or to modify the terms of the rollover. Prior notice of any decision would be provided to investors.

     The Division of Investment Management of the SEC is of the view that the rollover option constitutes an 'exchange offer', for the purposes of Section 11(c) of the Investment Company Act of 1940, and would therefore be prohibited absent an exemptive order. The Sponsors have received exemptive orders under
Section 11(c) which they believe permit them to offer the rollover, but no assurance can be given that the SEC will concur with the Sponsors' position and additional regulatory approvals may be required.

INCOME, DISTRIBUTIONS AND REINVESTMENT

INCOME AND DISTRIBUTIONS

     The annual income per Unit, after deducting estimated annual Portfolio expenses per Unit, will depend primarily upon the amount of dividends declared and paid by the issuers of the Securities and changes in the expenses of the Portfolio and, to a lesser degree, upon the level of purchases of additional Securities and sales of Securities. There is no assurance that dividends on the Securities will continue at their current levels or be declared at all.

     Each Unit receives an equal share of distributions of dividend income net of estimated expenses. Because dividends on the Securities are not received at a constant rate throughout the year, any distribution may be more or less than the amount then credited to the Income Account. Dividends received are credited to an Income Account and other receipts to a Capital Account. A Reserve Account may be created by withdrawing from the Income and Capital Accounts amounts considered appropriate by the Trustee to reserve for any material amount that may be payable out of the Portfolio. Funds held by the Trustee in the various accounts do not bear interest. In addition, distributions of amounts necessary to pay the Deferred Sales Charge will be made from the Capital Account to an account maintained by the Trustee for purposes of satisfying investors' sales charge obligations. Although the Sponsors may collect the Deferred Sales Charge monthly, to keep Units more fully invested the Sponsors currently do not anticipate sales of Securities to pay the deferred sales charge until after the rollover notification date. Proceeds of the disposition of any Securities not used to pay Deferred Sales Charge or to redeem Units will be held in the Capital Account and distributed on the final Distribution Day or following liquidation of the Portfolio.

REINVESTMENT

     Income and principal distributions on Units may be reinvested by participating in the reinvestment plan. Under the plan, the Units acquired for investors will be either Units already held in inventory by the Sponsors or new Units created by the Sponsors' deposit of additional Securities, contracts to purchase additional Securities or cash (or a bank letter of credit in lieu of cash) with instructions to purchase additional Securities. Deposits or purchases of additional Securities will generally be made so as to maintain the then existing proportionate relationship among the number of shares of each Security in the Portfolio. Units acquired by reinvestment will not be subject to the initial sales charge but will be subject to any remaining installments of Deferred Sales Charge. The Sponsors reserve the right to amend, modify or terminate the reinvestment plan at any time without prior notice. Investors holding Units in 'street name' should contact their broker, dealer or financial institution if they wish to participate in the reinvestment plan.

PORTFOLIO EXPENSES

     Estimated annual Portfolio expenses are listed in Part A of the Prospectus; if actual expenses exceed the estimate, the excess will be borne by the Portfolio. The estimated expenses do not include the brokerage commissions payable by the Portfolio in purchasing and selling Securities. The Trustee's Fee shown in Part A of this Prospectus assumes that the Portfolio will reach a size estimated by the Sponsors and is based on a sliding fee scale that reduces the per 1,000 Units Trustee's fee as the size of the Portfolio increases. The Trustee's annual fee is payable in monthly installments. The Trustee also benefits when it holds cash for the Portfolio in non-interest bearing accounts. Possible additional charges include Trustee fees and expenses for extraordinary services, costs of indemnifying the Trustee and the Sponsors, costs of action taken to protect the Portfolio and other legal fees and expenses, Portfolio termination expenses and any governmental charges. The Trustee has a lien on Portfolio assets to secure reimbursement of these amounts and may sell Securities for this purpose if cash is not available. The Sponsors receive an annual fee currently estimated at $0.35 per 1,000 Units to reimburse them for the cost of providing Portfolio supervisory services to the Portfolio. While the fee may exceed their costs of providing these services to the Portfolio, the total supervision fees from all Series of Equity Investor Fund will not exceed their costs for these services to all of those Series during any calendar year. The Sponsors may also be reimbursed for their costs of providing bookkeeping and administrative services to Defined Asset Funds, currently estimated at $0.10 per 1,000 Units. The Trustee's and Sponsors' fees may be adjusted for inflation without investors' approval.

     Expenses incurred in establishing the Portfolio, including the cost of the initial preparation of documents relating to the Portfolio, Federal and State registration fees, the initial fees and expenses of the Trustee, legal expenses and any other out-of-pocket expenses will be paid by the Portfolio and amortized over the life of the Portfolio. Advertising and selling expenses will be paid from the Underwriting Account at no charge to the Portfolio. Defined Asset Funds can be a cost-effective way to purchase and hold investments. Annual operating expenses are generally lower than for managed funds. Because Defined Asset Funds have no management fees, limited transaction costs and no ongoing marketing expenses, operating expenses are generally less than 0.25% a year. When compounded annually, small differences in expense ratios can make a big difference in your investment results.

TAXES

TAXATION OF THE FUND

     The Portfolio intends to qualify for and elect the special tax treatment applicable to 'regulated investment companies' under Sections 851-855 of the Internal Revenue Code of 1986, as amended (the 'Code'). Qualification and election as a 'regulated investment company' involve no supervision of investment policy or management by any government agency. If the Portfolio qualifies as a 'regulated investment company' and distributes to investors 90% or more of its taxable income, excluding its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to Federal income tax on the portion of its taxable income (including any net capital gain) it distributes to investors in a timely manner. In addition, the Portfolio will not be subject to the 4% excise tax on certain undistributed income of 'regulated investment companies' to the extent it distributes to investors in a timely manner at least 98% of its taxable income (including any net capital gain). It is anticipated that the Portfolio will not be subject to Federal income tax or the excise tax, because the Indenture requires the distribution of the Portfolio's taxable income (including any net capital gain) in a timely manner. Although all or a portion of the Portfolio's taxable income (including any net capital gain) for any calendar year may be distributed shortly after the end of the calendar year, such a distribution will be treated for Federal income tax purposes as having been received by investors during the calendar year.

DISTRIBUTIONS

     Distributions to investors of the Portfolio's dividend income and net short-term capital gain in any year will generally be taxable as ordinary income to investors to the extent of the Portfolio's taxable income (other than taxable income attributable to its net capital gain) for that year. Distributions in excess of the Portfolio's taxable income will be treated as a return of capital and will reduce the investor's basis in his Units and, to the extent that such distributions exceed his basis, will be treated as a gain from the sale of his Units as discussed below. It is anticipated that substantially all of the distributions of the Portfolio's net capital gains will be designated as capital gain dividends and that the Portfolio's dividend income and net short-term capital gain will be taxable as ordinary income to investors.

     Distributions that are taxable as ordinary income to investors will constitute dividends for Federal income tax purposes. Certain corporate investors will be eligible for the 70% dividends-received deduction to the extent that the distributions are appropriately designated by the Portfolio and are attributable to eligible dividends received by the Portfolio from domestic issuers with respect to whose Securities the Portfolio satisfies the requirements for the dividends-received deduction. The 46-day holding period for the dividends-received deduction must begin before and include each ex-dividend date and excludes the purchase date and any days during which the investor's investment is hedged. Depending upon the particular corporate investor's circumstances, additional limitations on the availability of the dividends-received deduction may be applicable. Further, legislative and regulatory proposals arise from time to time that may adversely affect the after-tax returns to investors taking advantage of the deduction. Investors are urged to consult their own tax advisers in this regard.

     Distributions of the Portfolio's net capital gain that are designated as capital gain dividends by the Portfolio will be taxable to investors as long-term capital gain, regardless of the time the investor has held his Units. However, if the Portfolio were to terminate in less than one year, the Portfolio would not distribute any capital gain dividends. The Internal Revenue Service has issued a notice (with interim guidance) of forthcoming temporary regulations to permit a regulated investment company such as the Portfolio to designate its dividends, subject to certain limitations, as 20% or 28% rate gain distributions, which individual investors may be entitled to treat as long-term capital gain in the 20% or 28% groups respectively. The Trustee will provide necessary additional information with periodic statements to investors, who should consult their tax advisers regarding these matters.

     An investor, other than a dealer in securities, will generally recognize capital gain or loss when the investor disposes of his Units (by sale, redemption or otherwise). In the case of a distribution of Securities to an investor upon redemption of his Units, gain or loss will generally be recognized in an amount equal to the difference between the investor's tax basis in his Units and the fair market value of the Securities received in redemption. Net capital gain may be taxed at a lower rate than ordinary income for certain individuals and other non-corporate taxpayers, and investors who are individuals and have held their Units for more than 18 months may be entitled to a 20% maximum federal tax rate for gains from the sale of these Units. Any such capital gain or loss asset is long-term if the asset is held for more than one year and short-term if held one year or less. However, any capital loss on the sale or redemption of a Unit that an investor has held for six months or less will be a long-term capital loss to the extent of any capital gain dividends previously distributed to the investor by the Portfolio, although the proper treatment of this long-term capital loss remains uncertain pending further consideration by the Internal Revenue Service. The deduction of capital loss is subject to limitations. Investors should consult their tax advisers regarding these matters.

     The investor's basis in his Units will be equal to the cost of his Units, including the initial sales charge. A portion of the sales charge is deferred until the termination of the Portfolio or the redemption of the Units. The proceeds received by an investor upon such event will reflect deduction of the deferred amount. The relevant tax reporting forms received by investors will reflect the actual amounts paid to them, net of the deferred sales charge. Accordingly, investors should not increase their basis in their Units by the deferred sales charge amount.

     Investors will be taxed in the manner described above regardless of whether distributions from the Portfolio are actually paid to the investor or are reinvested. The Federal tax status of each year's distributions will be reported to investors and to the Internal Revenue Service. The Portfolio intends to report to each investor, no later than January 31, the amount of distributions to that investor.

     The foregoing discussion summarizes only certain U.S. Federal income tax consequences of an investment in Units by investors who are U.S. persons, as defined in the Code. Foreign investors (including nonresident alien individuals and foreign corporations) not engaged in U.S. trade or business will generally be subject to 30% withholding tax (or lower applicable treaty rate) on dividend distributions by the Portfolio (other than capital gain dividends). Investors may be subject to taxation in New York or in other U.S. or foreign jurisdictions and should consult their own tax advisers in this regard.

RETIREMENT PLANS

     This Series of Equity Investor Fund may be well suited for purchase by Individual Retirement Accounts ('IRAs'), Keogh plans, pension funds and other qualified retirement plans, certain of which are briefly described below. Generally, capital gains and income received in each of the foregoing plans are exempt from Federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special 5 or 10 year averaging (prior to the year 2000) or tax-deferred rollover treatment. Holders of Units in IRAs, Keogh plans and other tax-deferred retirement plans should consult their plan custodian as to the appropriate disposition of distributions. Investors considering participation in any of these plans should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any of these plans. These plans are generally offered by brokerage firms, including the Sponsors of this Portfolio, and other financial institutions. Fees and charges with respect to such plans may vary.

     Retirement Plans for the Self-Employed--Keogh Plans. Units may be purchased by retirement plans established for self-employed individuals, partnerships or unincorporated companies ('Keogh plans'). The assets of a Keogh plan must be held in a qualified trust or other arrangement which meets the requirements of the Code. Keogh plan participants may also establish separate IRAs (see below) to which they may contribute up to an additional $2,000 per year ($4,000 in a spousal account).

     Individual Retirement Account--IRA. Any individual can make use of a qualified IRA arrangement for the purchase of Units. Any individual (including one covered by an employer retirement plan) can make a contribution to an IRA equal to the lesser of $2,000 ($4,000 in a spousal account) or 100% of earned income; such investment must be made in cash. However, the deductible amount of a contribution by an individual covered by an employer retirement plan will be reduced if the individual's adjusted gross income exceeds $25,000 (in the case of a single individual), $40,000 (in the case of a married individual filing a joint return) or $200 (in the case of a married individual filing a separate return). These income threshholds will gradually be increased by 2004 to $50,000 for a single individual and $80,000 for a married individual filing jointly. Certain transactions which are prohibited under Section 408 of the Code will cause all or a portion of the amount in an IRA to be deemed to the distributed and subject to tax at that time. Unless nondeductible contributions were made in 1987 or a later year, all distributions from an IRA will be treated as ordinary income but generally are eligible for tax-deferred rollover treatment. Taxable distributions made before attainment of age 59 1/2, except in the case of the participant's death or disability or where the amount distributed is part of a series of substantially equal periodic (at least annual) payments that are to be made over the life expectancies of the participant and his or her beneficiary, are generally subject to a surtax in an amount equal to 10% of the distribution. The 10% surtax will be waived for withdrawals for certain educational and first-time homebuyer expenses. The Taxpayer Relief Act of 1997 also provides, subject to certain income limitations, for a special type of IRA under which contributions would be non-deductible but distributions would be tax-free if the account were held for at least five years and the account holder was at least
59 1/2 at the time of the distribution.

     Corporate Pension and Profit-Sharing Plans. A pension or profit-sharing plan for employees of a corporation may purchase Units.

RECORDS AND REPORTS

     The Trustee keeps a register of the names, addresses and holdings of all investors. The Trustee also keeps records of the transactions of the Portfolio, including a current list of the Securities and a copy of the Indenture, which may be inspected by investors at reasonable times during business hours.

     With each distribution, the Trustee includes a statement of the amounts of income and any other receipts being distributed. The Trustee sends each investor of record an annual report summarizing transactions in the Portfolio's accounts including amounts distributed from them during the year, identifying Securities sold and purchased and listing Securities held and the number of Units outstanding and stating the Redemption Price per 1,000 Units at year end, and the fees and expenses paid by the Portfolio, among other matters. Portfolio accounts are audited annually by independent accountants selected by the Sponsors and audited financial statements are available from the Trustee on request.

TRUST INDENTURE

     The Portfolio is a 'unit investment trust' created under New York law by a Trust Indenture among the Sponsors and the Trustee. This Prospectus summarizes various provisions of the Indenture, but each statement is qualified in its entirety by reference to the Indenture.

     The Indenture may be amended by the Sponsors and the Trustee without consent by investors to cure ambiguities or to correct or supplement any defective or inconsistent provision, to make any amendment required by the SEC or other governmental agency or to make any other change not materially adverse to the interest of investors (as determined in good faith by the Sponsors). The Indenture may also generally be amended upon consent of investors holding 51% of the Units. No amendment may reduce the interest of any investor in the Portfolio without the investor's consent or reduce the percentage of Units required to consent to any amendment without unanimous consent of investors. Investors will be notified of the substance of any amendment.

     The Trustee may resign upon notice to the Sponsors. It may be removed by investors holding 51% of the Units at any time or by the Sponsors without the consent of investors if it becomes incapable of acting or bankrupt, its affairs are taken over by public authorities, or if under certain conditions the Sponsors determine in good faith that its replacement is in the best interest of the investors. The resignation or removal becomes effective upon acceptance of appointment by a successor; in this case, the Sponsors will use their best efforts to appoint a successor promptly; however, if upon resignation no successor has accepted appointment within 30 days after notification, the resigning Trustee may apply to a court of competent jurisdiction to appoint a successor.

     Any Sponsor may resign so long as one Sponsor with a net worth of $2,000,000 remains. A new Sponsor may be appointed by the remaining Sponsors and the Trustee to assume the duties of the resigning Sponsor. If there is only one Sponsor and it fails to perform its duties or becomes incapable of acting or bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor at reasonable rates of compensation, terminate the Indenture and liquidate the Portfolio or continue to act as Trustee without a Sponsor. Merrill Lynch, Pierce, Fenner & Smith Incorporated has been appointed as Agent for the Sponsors by the other Sponsors.

     The Sponsors and the Trustee are not liable to investors or any other party for any act or omission in the conduct of their responsibilities absent bad faith, willful misfeasance, negligence (gross negligence in the case of a Sponsor) or reckless disregard of duty. The Indenture contains customary provisions limiting the liability of the Trustee.

MISCELLANEOUS

LEGAL OPINION

     The legality of the Units has been passed upon by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors.

AUDITORS

     The Statement of Condition in Part A of the Prospectus was audited by Deloitte & Touche LLP, independent accountants, as stated in their opinion. It is included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing.

TRUSTEE

     The Trustee and its address are stated on the back cover of the Prospectus. The Trustee is subject to supervision by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and the New York State banking authorities.

SPONSORS

     The Sponsors are listed on the back cover of the Prospectus. They may include Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned subsidiary of Merrill Lynch & Co., and Dean Witter Reynolds, Inc., a principal operating subsidiary of Morgan Stanley, Dean Witter, Discover & Co. Each Sponsor, or one of its predecessor corporations, has acted as Sponsor of a number of series of unit investment trusts. Each Sponsor has acted as principal underwriter and managing underwriter of other investment companies. The Sponsors, in addition to participating as members of various selling groups or as agents of other investment companies, execute orders on behalf of investment companies for the purchase and sale of securities of these companies and sell securities to these companies in their capacities as brokers or dealers in securities.

CODE OF ETHICS

     The Agent for the Sponsors has adopted a code of ethics requiring preclearance and reporting of personal securities transactions by its personnel who have access to information on Defined Asset Funds portfolio transactions. The code is intended to prevent any act, practice or course of conduct which would operate as a fraud or deceit on any Portfolio and to provide guidance to these persons regarding standards of conduct consistent with the Agent's responsibilities to the Defined Asset Funds.

PUBLIC DISTRIBUTION

     During the initial offering period and thereafter to the extent additional Units continue to be offered for sale to the public by means of this Prospectus, Units will be distributed directly to the public by this Prospectus at the Public Offering Price determined in the manner provided above. The Sponsors intend to qualify Units for sale in all states in which qualification is deemed necessary through the Underwriting Account and by dealers who are members of the National Association of Securities Dealers, Inc.. The Sponsors do not intend to qualify Units for sale in any foreign countries and this Prospectus does not constitute an offer to sell Units in any country where Units cannot lawfully be sold.

UNDERWRITERS' AND SPONSORS' PROFITS

     Upon sale of the Units, the Underwriters will be entitled to receive sales charges; each Underwriters' interest in the Underwriting Account will depend on the number of Units acquired through the issuance of additional Units. The Sponsors also realize a profit or loss on deposit of the Securities equal to the difference between the cost of the Securities to the Portfolio (based on the aggregate value of the Securities on their date of deposit) and the purchase price of the Securities to the Sponsors plus commissions payable by the Sponsors. In addition, a Sponsor or Underwriter may realize profits or sustain losses on Securities it deposits in the Portfolio which were acquired from underwriting syndicates of which it was a member. During the initial offering period, the Underwriting Account also may realize profits or sustain losses as a result of fluctuations after the initial date of deposit in the Public Offering Price of the Units. In maintaining a secondary market for Units, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy Units and the prices at which they resell these Units (which include the sales charge) or the prices at which they redeem the Units. Cash, if any, made available by buyers of Units to the Sponsors prior to a settlement date for the purchase of Units may be used in the Sponsors' businesses to the extent permitted by Rule 15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsors.

PERFORMANCE INFORMATION

     Total returns, average annualized returns or cumulative returns for various periods of the Portfolio may be included from time to time in advertisements, sales literature and reports to current or prospective investors. Total return shows changes in Unit price during the period plus reinvestment of dividends and capital gains, divided by the maximum public offering price. Average annualized returns show the average return for stated periods of longer than a year. Figures for actual Portfolios reflect deduction of all Portfolio expenses and unless otherwise stated the maximum sales charge. No provision is made for any income taxes payable. Returns of the Portfolio may also be shown in comparison to the S&P 500 Index, to which may be added by year various national and international political and economic events, milestones in price and market indicators, and offerings of Defined Asset Funds. This performance may also be compared for various periods with investments in short-term U.S. Treasury securities. Investors should bear in mind that this represents past performance and is no assurance of future results of the current or any future Portfolio. Advertisements and other material distributed to prospective investors may include the average annual compounded rate of return on selected types of assets for periods of at least 10 years, as compiled by Ibbotson Associates, compared to the rate of inflation over the same period.

     The following chart shows the average annual compounded rate of return of selected asset classes over the 10-year and 20-year periods ending December 31, 1996, compared to the rate of inflation over the same periods. Of course, this chart represents past performance of these investments and is no guarantee of future results, either of these categories or of any Defined Fund. Defined Funds also have sales charges and expenses which are not reflected in the chart.


Stocks (S&P 500)
20 yr                                               14.55%
10 yr                                                  15.28%
Small-company stocks
20 yr                                                             17.84%
10 yr                                         12.98%
Long-term corporate bonds
20 yr                            9.71%
10 yr                           9.48%
U.S. Treasury bills (short-term)
20 yr                  7.28%
10 yr          5.46%
Consumer Price Index
20 yr         5.15%
10 yr  3.70%
0     2     4     6     8     10     12     14     16     18     20

Source: Ibbotson Associates. Used with permission. All rights reserved.

DEFINED ASSET FUNDS

     For decades informed investors have purchased unit investment trusts for dependability and professional selection of investments. Defined Asset Funds' philosophy is to allow investors to 'buy with knowledge' (because, unlike managed funds, the portfolio is generally fixed) and 'hold with confidence' (because the portfolio is professionally selected and regularly reviewed). Defined Asset Funds offers an array of simple and convenient investment choices, suited to fit a wide variety of personal financial goals--a buy and hold strategy for capital accumulation, such as for children's education or retirement or regular current income consistent with the preservation of principal. Unit investment trusts are particularly suited for investors who prefer to seek long-term profits by purchasing and holding investments, rather than through active trading. Few individuals have the knowledge, resources or capital to buy and hold a diversified portfolio on their own; it would generally take a considerable sum of money to obtain the breadth and diversity that Defined Asset Funds offer. Your investment objectives may call for a combination of Defined Asset Funds.

     Defined Asset Funds reflect a buy and hold strategy that the Sponsors believe can be more effective and less expensive than active management. This strategy is premised on selection criteria and procedures, diversification and regular review by investment professionals. Various advertisements and sales literature may summarize the results of economic studies concerning how stock movement has tended to be concentrated and how longer-term investments can tend to reduce risk.

     One of the most important investment decisions you face may be how to allocate your investments among asset classes. Diversification among different kinds of investments can balance the risks and rewards of each one. Most investment experts recommend stocks for long-term capital growth. Defined equity funds offer growth potential and some protection against inflation.

SUPPLEMENTAL INFORMATION

     Upon writing or calling the Trustee shown on the back cover of this Prospectus, investors will receive without charge supplemental information about the Portfolio, which has been filed with the SEC. The supplemental information includes more detailed risk factor disclosure about the types of securities that may be part of the Portfolio and general information about the structure and operation of the Portfolio.

                                                  DEFINED
                             ASSET FUNDSSM


SPONSORS:                          EQUITY INVESTOR FUND
Merrill Lynch,                     WESTERN PREMIER PORTFOLIO
Pierce, Fenner & Smith Incorporated
Defined Asset Funds
P.O. Box 9051                      This Prospectus does not contain all of the
Princeton, NJ 08543-9051           information with respect to the investment
(609) 282-8500                     company set forth in its registration
Dean Witter Reynolds Inc.          statement and exhibits relating thereto which
Two World Trade Center--59th Floor have been filed with the Securities and
New York, NY 10048                 Exchange Commission, Washington, D.C. under
(212) 392-2222                     the Securities Act of 1933 and the Investment
TRUSTEE:                           Company Act of 1940, and to which reference
The Bank of New York               is hereby made. Copies of filed material can
Unit Investment Trust Department   be obtained from the Public Reference Section
Box 974 - Wall Street Division     of the Commission, 450 Fifth Street, N.W.,
New York, NY 10268-0974            Washington, D.C. 20549 at prescribed rates.
1-800-221-7771                     The Commission also maintains a Web site that
                                   contains information statements and other
                                   information regarding registrants such as
                                   Defined Asset Funds that file electronically
                                   with the Commission at http://www.sec.gov.
                                   ------------------------------
                                   No person is authorized to give any
                                   information or to make any representations
                                   with respect to this investment company not
                                   contained in its registration statement and
                                   related exhibits; and any information or
                                   representation not contained therein must not
                                   be relied upon as having been authorized.
                                   ------------------------------
                                   When Units are no longer available, or for investors who will reinvest into subsequent
                                   Portfolios, this Prospectus may be used as a preliminary prospectus for a future series;
                                   in which case investors should note the
                                   following:
                                   Information contained herein is subject to amendment. A registration statement relating to securities of a future series has been filed with the Securities and Exchange
                                   Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.
                                   This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                                                      11365--2/98